UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MEDTRONIC PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-60(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MEDTRONIC PLC

ATTN: RHONDA INGALSBE

710 MEDTRONIC PARKWAY

MS LC310

MINNEAPOLIS, MN 55432-5604

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EST on December 10, 2015 (or for shares held through the Medtronic plc SIP and the Medtronic Puerto Rico Employees’ SIP, no later than 11:59 P.M., EST, on December 8, 2015). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EST on December 10, 2015 (or for shares held through the Medtronic plc SIP and the Medtronic Puerto Rico Employees’ SIP, no later than 11:59 P.M., EST, on December 8, 2015). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97212-P68975	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MEDTRONIC PLC
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors to serve until the next Annual General Meeting of the Shareholders
	Nominees:	For	Against	Abstain
	1a. Richard H. Anderson	☐	☐	☐				For	Against	Abstain
	1b. Craig Arnold	☐	☐	☐	1i. Elizabeth Nabel, M.D.			☐	☐	☐
	1c. Scott C. Donnelly	☐	☐	☐	1j. Denise M. O’Leary			☐	☐	☐
	1d. Randall Hogan III	☐	☐	☐	1k. Kendall J. Powell			☐	☐	☐
	1e. Omar Ishrak	☐	☐	☐	1l. Robert C. Pozen			☐	☐	☐
	1f. Shirley A. Jackson, Ph.D.	☐	☐	☐	1m. Preetha Reddy			☐	☐	☐
	1g. Michael O. Leavitt 1h. James T. Lenehan	☐ ☐	☐ ☐	☐ ☐	2.

To ratify the re-appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2016 and authorize the Board of Directors, acting through the Audit Committee, to set its remuneration.

								☐	☐	☐
					3.	To approve in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote).		☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.				☐	The Board of Directors recommends you vote 1 year on the following proposal:		1 Year	2 Years	3 Years	Abstain
					4.	To approve, in a non-binding advisory vote, the frequency of Say-on-Pay votes.	☐	☐	☐	☐
NOTE: Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M97213-P68975

MEDTRONIC PLC Annual General Meeting of Shareholders December 11, 2015, 8:00 AM This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Bradley E. Lerman and Keyna P. Skeffington, each of c/o Medtronic plc, 20 Lower Hatch Street, Dublin 2, Ireland, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to attend, speak and to vote, as designated on the reverse side of this ballot, all of the Ordinary shares of MEDTRONIC PLC that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 8:00 AM Local Time, on December 11, 2015, at the Conrad Dublin Hotel, Earlsfort Terrace, Dublin 2, Ireland, and any adjournment or postponement thereof. You may vote at the Annual General Meeting of Shareholders if you were a shareholder of record at the close of business on October 12, 2015.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side